UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

CACHE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10345	59-1588181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 West 38th Street

New York, New York 10018
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 575-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2014, Ms. Daphne Pappas resigned from her position as Executive Vice President, Chief Merchandise Officer of the Cache, Inc. (the “Company”) effective immediately.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CACHE, INC.

Dated: July 3, 2014	/s/ Anthony F. DiPippa
Anthony F. DiPippa
Executive Vice President and Chief Financial Officer

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